Exhibit 32.1



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Oxford Technologies, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Jacinta Sit, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.



/s/ Jacinta Sit
------------------------------------
Jacinta Sit, President
(Principal Executive Officer and Principal Financial Officer)


September 11, 2006